Prospectus Supplement

March 16, 2015

Morgan Stanley Institutional Fund Trust

Supplement dated March 16, 2015 to the Morgan Stanley Institutional Fund Trust (the "Fund") Prospectuses dated January 30, 2015 for:

Core Fixed Income Portfolio
Core Plus Fixed Income Portfolio
Corporate Bond Portfolio
Global Strategist Portfolio
High Yield Portfolio
Limited Duration Portfolio
Mid Cap Growth Portfolio
(collectively, the "Portfolios")

Effective as of the close of business on April 30, 2015, the Fund is suspending the continuous offering of its Class L shares and thus, no further purchases of Class L shares of any of the Portfolios of the Fund may be made by investors. Existing Class L shareholders may continue to invest through reinvestment of dividends and distributions. Class L shares of each Portfolio may be exchanged (i) for Class L shares of other Morgan Stanley Multi-Class Funds (as defined in the section of the Prospectus entitled "Shareholder Information—Exchange Privilege") even though Class L shares are closed to investors, (ii) for shares of any Morgan Stanley Money Market Fund (as defined in the section of the Prospectus entitled "Shareholder Information—Exchange Privilege") or (iii) for Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust, in each case if available, without the imposition of an exchange fee. Class L shares of a Portfolio that are exchanged for shares of a Morgan Stanley Money Market Fund or Advisor Class shares of Morgan Stanley Limited Duration U.S. Government Trust may be subsequently re-exchanged for Class L shares of any other Morgan Stanley Multi-Class Fund (even though Class L shares are closed to investors). Please see "Shareholder Information—Exchange Privilege" for further information.

Please retain this supplement for future reference.

  MSIFTSPT-0415